Other income	12 Months Ended
Dec. 31, 2022
Profit or loss [abstract]
Other income
7. Other income
Other income mainly consists of miscellaneous income that is not directly attributable to the sale of the Group’s goods or services, royalties or operating licenses, such as income from the sale of advertising materials, tax refund commissions and other miscellaneous income.
Other income for the year ended December 31, 2022 includes proceeds of €6,500 thousand received from new tenants in order for Zegna to withdraw from existing lease agreements of commercial properties.
Other income for the year ended December 31, 2021 also includes income of €1,266 thousand relating to the sale of rights to build or develop airspace above a building in the United States